Exhibit 99.1


                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Each of the undersigned hereby certifies, in his capacity as an officer of Atlantic Coast Airlines Holdings, Inc. (the
"Company"), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:


     - the Quarterly Report of the Company on Form 10-Q for the period ended June 30, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     - the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated:  August 13, 2002





/S/Kerry B. Skeen
Kerry B. Skeen,
Chairman of the Board of Directors
and Chief Executive Officer




/S/Richard J. Surratt
Richard J. Surratt,
Executive  Vice President,
and Chief Financial Officer